September 17, 2025

ULTIMUS MANAGERS TRUST

WESTWOOD QUALITY VALUE FUND

Institutional Shares (WHGLX)

A Class Shares (WWLAX)

WESTWOOD QUALITY MIDCAP FUND

Institutional Shares (WWMCX)

WESTWOOD QUALITY ALLCAP FUND

Institutional Shares (WQAIX)

Supplement to the Prospectus and the Statement of Additional Information,
each dated February 28, 2025, as supplemented

This supplement updates certain information in the Prospectus and Statement of Additional Information (the “SAI”) for the Institutional Shares and A Class Shares of the Westwood Quality Value Fund, the Westwood Quality MidCap Fund and the Westwood Quality AllCap Fund (each a “Fund,” collectively, the “Funds”), each a series of Ultimus Managers Trust, as described below. For more information or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

Effective September 30, 2025, Lauren Hill, Senior Vice President, Research Analyst and Portfolio Manager of the Funds, will no longer serve as a Portfolio Manager of the Funds. All references to Ms. Hill with respect to the Funds are hereby removed from the Prospectus and SAI. Matthew Lockridge, Michael Wall and Corey Henegar will remain as Portfolio Managers of the Westwood Quality Value Fund, Trip Rodgers and Matthew Na will remain as Portfolio Managers of the Westwood Quality MidCap Fund, and Michael Wall and Todd Williams will remain as Portfolio Managers of the Westwood Quality AllCap Fund. No changes to the Funds’ investment objectives or principal investment strategies are contemplated at this time.

Investors Should Retain this Supplement for Future Reference